Commitments and Contingencies	12 Months Ended
Aug. 31, 2021
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
26.	Commitments and Contingencies

(a)	Capital expenditure commitments

The Group has no capital expenditure commitment as of August 31, 2021, which are expected to be paid within one year.

(b)	Contingencies

The Group has been named as a defendant in a number of lawsuits arising in its ordinary course of business. As of the date of this annual report, the Company continues to use all commercially reasonable efforts to defend itself in these proceedings and is undergoing on-going discussion with regulatory authorities. The total number of the lawsuits by category, amount involved and scope of each category are presented in Note 28 – Subsequent Event.